Exhibit 1

AGREEMENT

JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree to jointly prepare and file with regulatory authorities this Schedule 13D and any future amendments thereto reporting each of the undersigned’s ownership of securities of GCP Applied Technologies Inc., and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: September 28, 2022	STANDARD INVESTMENTS LLC

	By:	/s/ David S. Winter
David S. Winter
Principal

By:	/s/ David J. Millstone
David J. Millstone
Principal

Date: September 28, 2022	STANDARD LATITUDE FUND LP

By SI GP III LLC, its General Partner

	By:	/s/ David S. Winter
David S. Winter
Principal

By:	/s/ David J. Millstone
David J. Millstone
Principal

Date: September 28, 2022	STANDARD LATITUDE MASTER FUND LTD.

	By:	/s/ David S. Winter
David S. Winter
Director

By:	/s/ David J. Millstone
David J. Millstone
Director

Date: September 28, 2022	SI LATITUDE SPV-D LLC

	By:	/s/ David S. Winter
David S. Winter
Principal

By:	/s/ David J. Millstone
David J. Millstone
Principal

Date: September 28, 2022	SI GP III LLC

	By:	/s/ David S. Winter
David S. Winter
Principal

By:	/s/ David J. Millstone
David J. Millstone
Principal

Date: September 28, 2022	DALBERGIA INVESTMENTS LLC

	By:	/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: September 28, 2022	STANDARD INDUSTRIES INC.

	By:	/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: September 28, 2022	Standard Industries Holdings Inc.

	By:	/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: September 28, 2022	G-I Holdings Inc.

	By:	/s/ Tunde Reddy
Tunde Reddy
Chief Financial Officer

Date: September 28, 2022	G Holdings LLC

	By:	/s/ Tunde Reddy
Tunde Reddy
Chief Financial Officer

Date: September 28, 2022	G Holdings Inc.

	By:	/s/ Tunde Reddy
Tunde Reddy
Chief Financial Officer

Date: September 28, 2022	DAVID S. WINTER

	By:	/s/ David S. Winter

Date: September 28, 2022	DAVID J. MILLSTONE

	By:	/s/ David J. Millstone

Date: September 28, 2022	Ronnie F. Heyman

	By:	/s/ Ronnie F. Heyman